Exhibit 99.1




                                  CERTIFICATION


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officer of BF Enterprises, Inc. a Delaware corporation (the "Company"), does hereby certify that (1) this Annual Report on Form 10-KSB for the fiscal year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (this "Report"), fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company at December 31, 2002 and 2001 and its results of operations for each of the three years in the period ended December 31, 2002.


                                             /s/ Brian P. Burns
                                             -------------------------------
                                             Brian P. Burns
                                             Chairman of the Board, President
                                             and Chief Executive Officer


Date: March 28, 2003

                                                              Exhibit 99.2




                                  CERTIFICATION



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officer of BF Enterprises, Inc. a Delaware corporation (the "Company"), does hereby certify that (1) this Annual Report on Form 10-KSB for the fiscal year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (this "Report"), fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company at December 31, 2002 and 2001and its results of operations for each of the three years in the period ended December 31, 2002.



                                                /s/ S. Douglas Post
                                                -----------------------------
                                                S. Douglas Post
                                                Vice President, Treasurer and
                                                Chief Financial Officer


Date: March 28, 2003